                           SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by the Registrant [X]
Filed by a Party other than [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             Anyox Resources Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),14a-6(i)(2) or Item
     22(a)(2) of Schedule 14A.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously by written preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form Schedule or Registration No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                              Anyox Resources Inc.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                  June 5, 2000

Dear Stockholder:

   You are cordially invited to attend the Special Meeting of Stockholders of Anyox Resources Inc. (the "Company"), which will be held on Monday, June 5, 2000, at 10:00 a.m. at the Company's corporate offices located at 450 N. Tamiami Trail, Sarasota, Florida, 34236, for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

  (1)  To adopt the Amended and Restated Articles of Incorporation;

  (2) To ratify the selection of Christopher, Smith, Leonard, Bristow, Stanell & Wells, P.A. as the Company's auditors for the fiscal year ending June 30, 2000; and

  (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

   Only stockholders of record at the close of business on April 7, 2000, the record date for the meeting, are entitled to receive notice of and to vote at the Special Meeting or any adjournments thereof.

   All of the Company's stockholders are invited to attend the Special Meeting. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE OR FAX IT TO (941) 953-3777. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.


                                          By Order of the Board of Directors,

                                          /s/ Santu Rohatgi

                                          Santu Rohatgi
                                          President

Sarasota, Florida
April 20, 2000

                              Anyox Resources Inc.
                              540 N. Tamiami Trail
                            Sarasota, Florida 34236
                              Tel: (941) 954-1144
                              Fax: (941) 953-3777

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                              GENERAL INFORMATION

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Anyox Resources Inc. ( the "Company") for use at the Special Meeting of Stockholders to be held at the Company's corporate offices located at 450 N. Tamiami Trail, Sarasota, Florida, 34236, on Monday, June 5, 2000, at 10 a.m., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice. The record date for the meeting is the close of business on April 7, 2000. All holders of record of the Company's common stock on the record date are entitled to notice of the meeting and to vote at the meeting and any meetings held upon adjournment of that meeting. The approximate date of mailing of this Proxy Statement and the accompanying proxy is April 20, 2000.

PROXY INFORMATION

   A proxy form is enclosed. Whether or not you plan to attend the meeting in person, please date, sign and return the enclosed proxy as promptly as possible, in the postage prepaid envelope provided, to insure that your shares will be voted at the meeting. You may revoke your proxy at any time prior to its use by filing with your secretary an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Unless you instruct otherwise in the proxy, any proxy, if not revoked, will be voted at the meeting:

  . To adopt the Amended and Restated Articles of Incorporation;*

  . To ratify the selection of Christopher, Smith, Leonard, Bristow, Stanell
    & Wells, P.A. as the Company's auditors for the fiscal year ending June 30, 2000; and

  . As recommended by our Board with regard to all other matters, in its discretion.

  * The overall effect of adopting the Amended and Restated Articles will be to render more difficult a change in control of the Company by stockholders. For further discussion of this effect, please see the section of this Proxy Statement entitled "Proposal (1): To adopt the Amended and Restated Articles of Incorporation attached to this Proxy Statement as Appendix A."

RECORD DATE AND VOTING

   Record Date. As of April 7, 2000, the record date fixed by the Board of Directors, the Company had 20,028,500 shares of common stock issued and
outstanding and approximately      stockholders of record. If the stockholders
of record present in person or represented by their proxies at the meeting hold a majority of the Company's outstanding stock, a quorum will exist for the transaction of business at the meeting. Stockholders of record who abstain from voting, including brokers holding their customers' shares who cause abstentions to be recorded are counted as present for quorum purposes.

   Stockholder List. At least 10 days before the Special Meeting, the officer or agent in charge of the stock transfer books for the shares of the corporation will make a complete list of the stockholders entitled to vote at the Special Meeting arranged in alphabetical order, with the address of and number of shares held by each stockholder. The list will be kept on file at the principal office of the Company and will be subject to inspection by any stockholder at any time during usual business hours. The list will be present for inspection at the Special Meeting.

   Proxies. Each stockholder entitled to vote at the Special Meeting of Stockholders may vote by proxy executed in writing by the stockholder or by his or her duly authorized attorney-in-fact, but no proxy can be voted or acted upon after six months from its date, unless the proxy provides for a longer period. The proxy must be filed with the Secretary of the Company before or at the time of the Special Meeting.

   The following constitute valid means by which a stockholder may authorize another person to act for him or her as proxy:

   (1) A stockholder may execute a writing authorizing another person or persons to act for him or her as proxy. The proxy may be limited to specific proposals. Execution may be accomplished by the signing of the writing by the stockholder or his or her authorized officer, director, employee or agent or by causing his or her signature to be affixed to the writing by any reasonable means including, but not limited to, a facsimile signature.

   (2) A stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy. The transmission must either set forth or be submitted with information from which it can be determined that it was authorized by the stockholder.

   The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable out-of-pocket expenses regarding these solicitations. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, electronic mail, facsimile or telegram. We will pay no additional compensation to our officers, directors and employees for these activities.

   Date and Time of Opening and Closing of the Polls. The date and time of the opening of the polls for the Special Meeting of the Stockholders of the Company shall be 10:00 a.m. on June 5, 2000. The time of the closing of the polls for voting shall be announced at the Special Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a stockholder, determines otherwise.

   Vote. Votes cast by proxy or in person at the Special Meeting will be tabulated by the Inspector of Elections with the assistance of the Company's transfer agent. The Inspector of Elections will also determine whether or not a quorum is present. Each stockholder of record at the close of business on April 7, 2000 is entitled to one vote for each share then held on each matter submitted to a vote of stockholders. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise the Company that it lacks voting authority.

   The voting requirements for the proposal we will consider at the meeting are:

     Adoption of Amended and Restated Articles of Incorporation: Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to adopt the Amended and Restated Articles of Incorporation. A stockholder submitting a Proxy may vote for or against adopting the Amended and Restated Articles of Incorporation or may abstain from voting his or her shares. IF A SUBMITTED PROXY IS PROPERLY SIGNED BUT UNMARKED IN RESPECT OF THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION, THE PROXY AGENTS NAMED IN THE PROXY WILL VOTE ALL THE SHARES REPRESENTED THEREBY FOR THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

     In accordance with Nevada Revised Statutes and the Company's Bylaws, the adoption of the Amended and Restated Articles of Incorporation requires a quorum of more than 50% of the Company's issued and outstanding shares entitled to vote, and an affirmative vote of more than 50% of the Company's issued and outstanding shares entitled to vote.

   This Proxy Statement is accompanied by the proposed Amended and Restated Articles of Incorporation. Stockholders are encouraged to review the Amended and Restated Articles of Incorporation in connection with the information contained herein.

INTEREST OF CERTAIN PERSONS IN MATTER TO BE ACTED UPON

   The directors and executive officers of the Company do not have any substantial interest in the matters to be acted upon at the Special Meeting other than the affect of certain provisions in the proposed Amended and Restated Articles of Incorporation that entrench them in their positions and ensure their continued control of the Company. For further discussion of those provisions, please see the section of this Proxy statement entitled "Proposal
(1): To adopt the Amended and Restated Articles of Incorporation attached to this Proxy Statement as Appendix A."

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

   Of the 20,028,500 shares of common stock issued and outstanding, each share of record is entitled one vote at the Special Meeting. The record date for establishing the shares entitled to vote is April 7, 2000.

 Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's common stock as of April 7, 2000, and as adjusted to reflect the share ownership for (i) each executive officer or director of the Company who beneficially owns shares; (ii) each stockholder known to the Company to beneficially own five percent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such Shares, subject to community property laws where applicable.

   The following table sets forth as of March 15, 2000, the outstanding common shares of the Company owned of record or beneficially by each executive Officer and director and by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company's common shares, and the shareholdings of all executive officers and directors as a group.

                                              No. of Shares
Name                                        Beneficially Owned Percentage Owned
----                                        ------------------ ----------------
Wyly Wade..................................     2,000,000            9.99%
March Gray.................................     2,000,000            9.99%
ALL EXECUTIVE OFFICERS & DIRECTORS AS A
 GROUP
 (5 Persons)...............................             0               0%

 Change in Control

 Name of Persons Who Acquired Control

   On March 5, 2000, the Company entered into a Share Exchange Agreement (the "Agreement") with Web Partners, Inc. ("WPI") and two of its primary stockholders, Wyly Wade, President of WPI, and Mark Gray, CEO of WPI, as well as several other interested stockholders (the "Proxy Grantors"). The Agreement, concluded on March 15, 2000 (the "Closing Date"), allows the Company to acquire WPI. The initial stage of the acquisition was a share exchange between the Company, on one hand, and Mr. Wade and Mr. Gray, on the other.

   As a result of the share exchange, concluded on the Closing Date, the management of WPI will effectively take control of the Company, and the two WPI principals, Mr. Wade and Mr. Gray, will become major stockholders of the Company and control the appointment of directors to the Board of the Company. The Company will change its name and trading symbol to reflect the decision to focus its business activities solely on the web-based technologies developed by WPI.

 Amount and Source of Consideration

   As part of the Agreement, Mr. Wade and Mr. Gray each exchanged 1,000,000 shares of WPI common and/or preferred stock for 4,000,000 shares of restricted common stock of the Company, apportioned 2,000,000 shares to Mr. Wade and 2,000,000 shares to Mr. Gray. The Company effectively acquired 57% of the issued and outstanding shares of WPI and Mr. Wade and Mr. Gray became major stockholders of the Company.

 Basis of Control

   The Agreement provides for Mr. Wade and Mr. Gray to control the Company on both an interim basis and a long-term basis. On an interim basis, out of 20,028,500 shares outstanding on March 30, 2000, Mr. Wade and Mr. Gray own or control the following shares:

   Directly owned....................................................  4,000,000
   Controlled pursuant to irrevocable proxy (1)......................  6,500,000
                                                                      ----------
                                                                      10,500,000
                                                                      ==========

--------
(1) These proxies were granted pursuant to contract by fewer than ten persons.

   Upon the pending closing of a private placement of the Company's common stock at $0.85 per share, Mr. Wade and Mr. Gray will control the voting power of no less than 52.4% of the Company. In addition, the Agreement permitted Mr. Wade and Mr. Gray to designate the members of the Board of Directors. Effective March 15, 2000, Carsten Mide and Philip Yee resigned as directors, and successors designated by Mr. Wade and Mr. Gray were appointed.

   On a long-term basis, the Agreement requires the Company to call this Special Meeting of its stockholders for the purpose of amending and restating its Articles of Incorporation, in part to authorize the Board of Directors to designate classes of preferred stock without the need for stockholder approval. Mr. Wade and Mr. Gray control votes sufficient to adopt the Amended and Restated Articles of Incorporation. The Agreement further provides that, upon adoption of the amendment and restatement of the Company's Articles of Incorporation, the Company shall create a special class of preferred stock, entitled Class A Preferred Stock, consisting of 200,000 shares that shall have the power, among other things, to control the election of directors and any amendment of the Company's Articles of Incorporation or Bylaws. Mr. Wade and Mr. Gray will each have the right to exchange 100,000 shares of their common stock for 100,000 shares of the Class A Preferred Stock. Please see the section of this Proxy Statement entitled "Authorization of Preferred Stock" for further discussion of the issuance of the Class A Preferred Stock.

   The Company is not aware of any arrangement that would upset the control mechanisms currently in place. Although it is conceivable that a third party could attempt a hostile takeover of the Company, the Company has not received notice of any such effort.

PROPOSAL (1): TO ADOPT THE AMENDED AND RESTATED ARTICLES OF INCORPORATION ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A.

   The Amended and Restated Articles of Incorporation will completely supersede the existing Articles of Incorporation of the Company. The Articles of Incorporation of the Company are being amended and restated pursuant to the Agreement discussed previously under the section of the Proxy Statement entitled Change in Control. The Agreement requires that the parties use their best efforts to cause the Articles of Incorporation of the Company to be amended and restated and requires that the Company hold a meeting of its Board of Directors for the purpose of calling a special meeting of stockholders to amend and restate the Articles of Incorporation. On April 6, 2000, the Board of Directors of the Company signed resolutions advising the adoption of the Amended and Restated Articles of Incorporation, called this Special Meeting and set a record date of April 7, 2000, for the meeting.

   The following is a summary comparison of the major differences between the current Articles of Incorporation of the Company and the proposed Amended and Restated Articles of Incorporation (a copy of which is attached to this Proxy Statement as Appendix A). Where relevant, a brief discussion is included of the purpose of the change and the effect, both positive and negative, of the change on stockholders and management of the Company.

   THE OVERALL EFFECT OF THE PROPOSAL IS TO RENDER MORE DIFFICULT THE ACCOMPLISHMENT OF MERGERS OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS TO MAKE MORE DIFFICULT THE REMOVAL OF MANAGEMENT.

                                                                  Proposed Amended
                                    Current Articles                and Restated
  Subject Matter of Change          of Incorporation          Articles of Incorporation
----------------------------  ----------------------------  ----------------------------
1.  Name of Corporation       Article One. Anyox Resources  Article I. Web Partners,
                              Inc.                          Inc.

Purpose: To align the name of the Company more closely with its core business.

Effect: There is no effect on stockholders from the change in the name of the Company. The name change will facilitate the marketing of the Company's web-based products.

2.  Authorized capital        Article Four. 200,000,000     Article II, Section
                              shares of common stock        2.1. 200,000,000 total
                              having par value of $0.001    authorized shares,
                              per share.                    consisting of 160,000,000
                                                            shares of common stock
                                                            having par value of $0.001
                                                            per share and 40,000,000
                                                            shares of preferred stock
                                                            having a par value of $0.001
                                                            per share.

Purpose: To enable the Board to establish classes and series of preferred stock with separate rights and preferences to that of common stock.

Effect: The power to authorize preferred stock provides the Board with a mechanism for establishing a separate class of stock with superior rights to the common stock of the Company.

3.  Rights and Preferences    No authorized preferred       Article II, Section
    of Preferred Stock        stock.                        2.2. Board of Directors
                                                            granted the authority to
                                                            issue preferred stock and to
                                                            fix and determine and to
                                                            amend the voting powers,
                                                            designations, preferences,
                                                            limitations, restrictions
                                                            and relative rights of the
                                                            shares, including such
                                                            matters as dividends,
                                                            redemption, liquidation,
                                                            conversion and voting.

Purpose: To enable the Board to determine the rights, preferences, privileges and limitations associated with preferred stock without shareholder approval.

Effect: This is an anti-takeover measure. The Board has exclusive discretion to issue preferred stock with rights that may trump those of common stock. The effect may be to dilute the stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution. Blank-check preferred stock can delay or hinder a change in control of the Board and management. Adoption of the Amended and Restated Articles of Incorporation will pave the way for the Board

                                                            Proposed Amended
                               Current Articles               and Restated
  Subject Matter of Change     of Incorporation         Articles of Incorporation
------------------------       ----------------         -------------------------

to issue, as agreed to under the Share Exchange Agreement with Wyly Wade and Mark Gray, Class A Preferred Stock which will be exchanged for a portion of Mr. Wade's and Mr. Gray's common stock in the Company and have the effect of transferring control of the Company to those individuals. Please see the section on Authorization of Preferred Stock in this Proxy Statement for further discussion of the issuance of the Class A Preferred Stock.

4.  Cumulative Voting         Article Four. The             Article V. The right to
                              stockholders shall not        cumulate votes in the
                              possess cumulative voting     election of directors shall
                              rights at all shareholder     not exist with respect to
                              meetings for the purpose of   shares of stock of the
                              electing a Board of           Company.
                              Directors.

Purpose: No change.

Effect: None.

5.  Number of Directors       Article 5. No more than 8     Article VI, Section 6.1. No
                              nor less than 1 person.       more than 9 nor less than 1.

Purpose: To enable the Board to be comprised of no more than 9 directors.

Effect: None.

6.  Term of Office of         Bylaws--Article 3, Section    Article VI, Section
    Directors                 2. The directors shall be     6.2. Directors shall be
                              elected at the annual         divided into three classes,
                              meeting of the stockholders.  with each class to be as
                                                            nearly equal in number as
                                                            possible, as specified by
                                                            resolution of the Board or,
                                                            if the directors in office
                                                            constitute fewer than a
                                                            quorum of the Board, by
                                                            affirmative vote of a
                                                            majority of the directors in
                                                            office. Term of office of
                                                            directors is as follows:

                                                              First Class--expires at
                                                            first annual meeting of
                                                            stockholders.
                                                              Second Class--expires at
                                                            second annual meeting of
                                                            stockholders.
                                                              Third Class--expires at
                                                            third annual meeting of
                                                            stockholders.

                                                            Thereafter, the directors by
                                                            class shall hold staggered
                                                            terms of three years.

Purpose: To lengthen the term of each director from 1 to 3 years and to stagger the terms of the directors to ensure the continuity of the Board and management.

Effect: A staggered board affects every election of directors. Such a system of electing directors makes it more difficult for stockholders to change the majority of directors even when the only reason for the change may be

                                                            Proposed Amended
                               Current Articles               and Restated
  Subject Matter of Change     of Incorporation         Articles of Incorporation
------------------------       ----------------         -------------------------

the performance of the present directors. Changing the majority of directors under the staggered system requires three separate annual meetings, while under the current system of electing directors only one annual meeting is necessary to change all of the directors. As an anti-takeover measure, the effect is to prevent insurgent shareholders from immediately seizing control of the Board, either through stock acquisitions or a proxy contest.

7.  Removal of Directors      Bylaws--Article 3, Section    Article VI, Section 6.3 /
                              3. Holders of two-thirds of   Bylaws--Section
                              the outstanding shares of     3.13. Stockholders may
                              stock entitled to vote may    remove one or more directors
                              at any time remove the        with or without cause, but
                              director(s) by vote at a      only at a special meeting
                              meeting called for that       called for the purpose of
                              purpose or by a written       removing the director(s)
                              statement filed with the      if a majority of the shares
                              Secretary of the Company.     eligible to vote cast votes
                                                            in favor of removal.

Purpose: To place limitations on removal of directors by stockholders.

Effect: In combination with the prohibition against stockholders calling a special meeting, this provision effectively limits the removal of directors to an annual meeting or Board action. This represents an additional measure to deter a change in control of the Company.

8.  Vacancies on Board of     Bylaws--Article 3, Section    Article VI, Section 6.4. The
    Directors                 3. Vacancies in the Board     Board may fill the vacancy,
                              may be filled by a majority   or, if the directors in
                              of the remaining directors,   office constitute fewer than
                              though less than a quorum,    a quorum, they may fill the
                              or a by a sole remaining      vacancy by the affirmative
                              director.                     vote of a majority of all
                                                            directors in office. The
                                                            stockholders may fill a
                                                            vacancy only if there are no
                                                            directors in office.

Purpose: No change.

Effect: None.

9.  Bylaws                    Article Nine. The power to    Article VIII. The Board has
                              adopt, alter, amend or        the power to adopt, amend or
                              repeal the Bylaws is vested   repeal the Bylaws of the
                              in the Board, except as       Company, subject to the
                              otherwise may be              power of the stockholders to
                              specifically provided in the  amend or repeal the Bylaws.
                              Bylaws.                       The stockholders also have
                                                            the power to amend or repeal
                                                            Bylaws of the Company and to
                                                            adopt new Bylaws.
                              Bylaws--Article 12. Bylaws
                              may be amended by a majority
                              vote of all stock issued and
                              outstanding and entitled to
                              vote at any annual or
                              special meeting of the
                              stockholders. Or the Board
                              may amend the Bylaws by vote
                              of a majority of the whole
                              Board, unless specifically
                              precluded from amendment by
                              the stockholders.

                                                            Proposed Amended
                               Current Articles               and Restated
  Subject Matter of Change     of Incorporation         Articles of Incorporation
------------------------       ----------------         -------------------------

Purpose: No change.

Effect: None.

10.  Consent in Lieu of       Article Ten. Any action       Article IX, Section 9.1. Any
     Meeting of Stockholders  otherwise required to be      action required or permitted
                              taken at a meeting of the     to be taken at a
                              stockholders, except          stockholders meeting may be
                              election of directors, may    taken without a meeting,
                              be taken without a meeting    without prior notice and
                              if a consent in writing,      without a vote, if a consent
                              setting forth the action so   or consents in writing,
                              taken, is signed by           setting forth the action
                              stockholders having at least  taken, are signed by the
                              a majority of the voting      holders of outstanding stock
                              power.                        having not less than the
                                                            minimum number of votes that
                                                            would be necessary to
                                                            authorize or take the action
                                                            at a meeting at which all
                                                            shares entitled to vote were
                                                            present and voted.

Purpose: No change.

Effect: None.

11.  Number of Votes          Bylaws--Article 2, Section    Article IX, Section 9.2. The
     Necessary to Approve     7. When a quorum is present   minimum number of shares
     Actions                  at any meeting, the vote of   required by law to approve
                              the holders of 10% of the     the action; pursuant to NRS
                              stock having voting power     78.320(1)(b), more than 50%
                              present in person or by       of the shares present at the
                              proxy is sufficient to elect  meeting must vote "for" the
                              directors or to decide any    action.
                              question.

Purpose: The existing provision contained in the Bylaws of the Company may not be legal under Nevada corporate law. In order to correct this potential deficiency, the provision in the Amended and Restated Articles of Incorporation defaults to the appropriate section of the Nevada Revised Statute.

Effect: The affirmative vote of a larger number of shares will be required to approve an action of the stockholders.

12.  Special Meetings         Bylaws--Article 2, Section    Article IX, Section
                              3. Special meetings of the    9.3. Except as may be
                              stockholders may be called    authorized by the Board upon
                              by the President or the       issuance of preferred stock,
                              Secretary, by resolution of   special meetings of the
                              the Board or at the request   stockholders of the
                              in writing of stockholders    corporation for any purpose
                              owning a majority of the      may be called at any time by
                              capital stock issued and      the Board and not by any
                              outstanding entitled to       other person(s).
                              vote.

Purpose: Limits the authority to call a special meeting to the Board of Directors.

                                                            Proposed Amended
                               Current Articles               and Restated
  Subject Matter of Change     of Incorporation         Articles of Incorporation
------------------------       ----------------         -------------------------

Effect: This is an anti-takeover measure. The change ensures that stockholders will not be authorized to call a special meeting. The effect is to limit the ability of one or more stockholders from bringing matters before the stockholders that may be contrary to the objectives of the Board. This limitation, in conjunction with the provisions on staggered elections of directors and removal of directors, prevents stockholders from effecting a change in control.

13.  Quorum for Meetings of   Bylaws--Article 2, Section    Article IX, Section
     Stockholders             6. Holders of a majority of   9.4. Except as required
                              the stock issued and          elsewhere in the Articles of
                              outstanding and entitled to   Incorporation or under law,
                              vote and present at the       one-third of the votes
                              meeting constitute a quorum.  entitled to be cast on a
                                                            matter by the holders of
                                                            shares that are entitled to
                                                            vote and be counted on the
                                                            matter shall constitute a
                                                            quorum of such shares at a
                                                            meeting of stockholders.

Purpose: Reduces the number of shares necessary to constitute a quorum.

Effect: The change ensures the ability of the Company to convene a quorum as shares become more widely dispersed. The change may also affect the number of voting shares needed to approve the action(s) proposed at the meeting.

   The Board of Directors recommends you vote FOR adoption of the Amended and Restated Articles of Incorporation.

AUTHORIZATION OF PREFERRED STOCK

   As part of the Amended and Restated Articles of Incorporation, the Company is authorizing 40,000,000 shares of preferred stock having a par value of $0.001 per share. The common stock will be subject to the rights and preferences of the preferred stock. The Board of Directors will be given the power to issue the preferred stock by resolution in one or more classes or series within a class. The Board will also have the authority to fix and determine and to amend the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares, including such matters as dividends, redemption, liquidation, conversion and voting.

   THE AUTHORIZATION OF PREFERRED STOCK WILL HAVE AN ANTI-TAKEOVER EFFECT AND ENABLE A MINORITY OF STOCKHOLDERS TO CONTROL THE COMPANY.

   The Agreement, discussed under the Change in Control section of this Proxy Statement, provides that, upon adoption of the amendment and restatement of the Company's Articles of Incorporation, the Company shall create a special class of preferred stock, entitled Class A Preferred Stock ("Class A Stock"), consisting of 200,000 shares that shall have the power, among other things, to control the election of directors and any amendment of the Company's Articles of Incorporation or Bylaws. Mr. Wade and Mr. Gray will each have the right to exchange 100,000 shares of their common stock for 100,000 shares of the Class A Stock. The rights, preferences, privileges and limitations granted to and imposed on the Class A Stock are outlined in Appendix B and summarized below:

   Dividends. Dividends shall be declared and set aside for any shares of Class A Stock only upon resolution of the Board of Directors.

   Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the Company, holders of each share of Class A Stock are entitled to be paid before any sums are paid to the holders of (1) preferred subordinate to Class A Stock and (2) common stock.

   Voting Power, Generally. Each holder of Class A Stock is entitled to vote on all matters and is entitled to that number of votes equal to the largest number of whole shares of common stock into which the holder's of Class A Stock could be converted based upon the total number of shares that could be converted at any one time by such holder thereof. Preferred and common shares shall vote together as one class on all matters requiring a vote of stockholders.

   Special Voting Powers. With regard to any vote in respect of (1) any election of directors or proposal to remove a director, or (2) any amendment or repeal of the Articles of Incorporation or Bylaws, the authorized Class A Stock is entitled, in aggregate, with relative voting powers among the holders of Class A Stock apportioned according to their respective holdings, to cast votes equal to 51% of the votes necessary to authorize or take action in respect of such matter at a meeting at which all shares entitled to vote were present and voted, with the voting rights of all other classes of stock, either preferred or common, being entitled, in the aggregate, to cast votes equal to 49% of the votes necessary to authorize or take action in respect of such matter at a meeting at which all shares entitled to vote were present and voted.

   Conversion Rights. The holders of shares of Class A Stock have the following rights with respect to the conversion of shares of Class A Stock into shares of common stock:

     Voluntary Conversion. Any share of Class A Stock may, at the option of the holder, be converted at any time into such number of fully paid and nonassessable shares of common stock as are equal to the product obtained by multiplying the applicable conversion rate by the number of shares of Class A Stock being converted. The conversion rate may vary depending upon the number of common shares outstanding.

     Mandatory Conversion. Upon the closing of a public offering by the Company of shares of its common stock registered under the Securities Act of 1933, in which the aggregate offering proceeds paid for the shares by the public is at least $10 million, all outstanding shares of Class A Stock will be converted automatically into the number of shares of common stock into which the shares of Class A Stock are convertible, without any further action by the holders of the Class A Stock and whether or not the certificates representing the Class A Stock are surrendered for common stock.

     Reservation of Common Stock. The Company must keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the conversion of shares of Class A Stock, the number of its shares of common stock sufficient to effect the conversion of all outstanding shares of Class A Stock.

   Redemption. The Class A Stock will not be redeemable by the Company.

   Protective Provision. No class of stock, whether common or preferred, shall be created, and no amendment to or repeal of the Articles of Incorporation or Bylaws shall be passed, which dilutes or undermines the voting powers, designations, preferences, limitations, restrictions and relative rights of Class A Stock, without, in any such case, the consent of the holders of a majority of the outstanding shares of Class A Stock.

   PROPOSAL (2): TO RATIFY THE SELECTION OF CHRISTOPHER, SMITH, LEONARD, BRISTOW, STANELL & WELLS, P.A. AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

   From its inception on July 13, 1998, the Company's principal accountant has been Anderson Anderson & Strong, L.C., ("Anderson") of Salt Lake City, Utah. Effective March 15, 2000, the Board of Directors of the Company approved the change of accountants. On March 15, 2000, management of the Company dismissed Anderson and engaged Christopher, Smith, Leonard, Bristow, Stanell & Wells, P.A., ("Christopher, Smith") of Bradenton, Florida, as its independent public accountants to audit its financial statements formerly audited by Anderson.

   The Company believes, and has been advised by Anderson that it concurs with such belief, that, for the period ended January 31, 1999 and the fiscal year ended June 30, 1999, the Company and Anderson did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anderson would have caused it to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement. The report of Anderson on the Company's financial statements for the period ended January 31, 1999 and for the fiscal year ended June 30, 1999 did not contain an adverse opinion or a disclaimer of opinion, but did contain a qualification that the financial statements were prepared under the assumption that the Company will continue as a going concern.

   Anderson furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agreed with the above statements. A copy of the letter dated March 20, 2000 was filed on March 21, 2000, with the Securities and Exchange Commission as an exhibit to the Company's Form 8-K dated March 3, 2000.

   Unless otherwise specified, the shares of common stock represented by the proxies solicited hereby will be voted "FOR" the proposal to ratify the selection of Christopher, Smith as the Company's auditors. Representatives of Christopher, Smith are expected to be present at the meeting, will have an opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.

   The Board of Directors recommends you vote FOR ratification of the Board's selection of Christopher, Smith as the Company's auditors for the fiscal year ending June 30, 2000.

OTHER MATTERS

   A copy of the proposed Amended and Restated Articles of Incorporation is enclosed herewith as Appendix A. A copy of the Designations of Class A Preferred Stock is also enclosed herewith as Appendix B.

   The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

                                          By Order of the Board of Directors,

                                          /s/ Santu Rohatgi

                                          SANTU ROHATGI
                                          President

April 20, 2000

                                                                      Appendix A

                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                              [NEW CORPORATE NAME]

   The undersigned hereby adopts as its chartering document these Amended and Restated Articles of Incorporation.

                                   ARTICLE I

   The name of the corporation is "[New Corporate Name]".

                                   ARTICLE II

2.1. Authorized Capital.

   The total number of shares that this corporation is authorized to issue is 200,000,000, consisting of 160,000,000 shares of Common Stock having a par value of $0.001 per share and 40,000,000 shares of Preferred Stock having a par value of $0.001 per share. The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

2.2. Issuance of Preferred Stock by Class and in Series.

   The Preferred Stock may be issued from time to time in one or more classes and one or more series within such classes in any manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares. The Board of Directors shall have the authority to fix and determine and to amend the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares (including, without limitation, such matters as dividends, redemption, liquidation, conversion and voting) of any class or series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any class or series, the Board of Directors shall further have the authority, after the issuance of shares of a class or series whose number it has designated, to amend the resolution establishing such class or series to decrease the number of shares of that class or series, but not below the number of shares of such class or series then outstanding.

                                  ARTICLE III

   The purpose of this corporation is to engage in any business, trade or activity that may lawfully be conducted by a corporation organized under the law of the state of Nevada (hereinafter, "applicable corporate law") and to engage in any and all such activities as are incidental or conducive to the attainment of the foregoing purpose or purposes.

                                   ARTICLE IV

   Except as may be authorized pursuant to Section 2.2 of Article II, no preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation.

                                   ARTICLE V

   The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of this corporation.

                                   ARTICLE VI

6.1. Number of Directors.

   The Board of Directors shall be composed of not less than one nor more than nine Directors. The specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this corporation may be increased or decreased from time to time in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

6.2. Classification of Directors.

   The Directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The term of office of Directors of the first class shall expire at the first annual meeting of shareholders after their election. The term of office of Directors of the second class shall expire at the second annual meeting after their election. The term of office of Directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors.

6.3. Removal of Directors.

   The shareholders may remove one or more Directors with or without cause, but only at a special meeting called for the purpose of removing the Director or Directors, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director or Directors.

6.4. Vacancies on Board of Directors.

   If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors, the Board of Directors may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The shareholders may fill a vacancy only if there are no Directors in office.

                                  ARTICLE VII

   This corporation reserves the right to amend or repeal any of the provisions contained in these Articles of Incorporation in any manner now or hereafter permitted by the applicable corporate law, and the rights of the shareholders of this corporation are granted subject to this reservation.

                                  ARTICLE VIII

   The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this corporation, subject to the power of the shareholders to amend or repeal such Bylaws. The shareholders shall also have the power to amend or repeal the Bylaws of this corporation and to adopt new Bylaws.

                                   ARTICLE IX

9.1. Shareholder Actions.

   Subject to any limitations imposed by applicable securities laws, any action required or permitted to be taken at a shareholders meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

9.2. Number of Votes Necessary to Approve Actions.

   Whenever applicable corporate law permits a corporation's articles of incorporation to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by shareholders, these Articles of Incorporation hereby specify that the number of shares required to approve such an action shall be such lesser number.

9.3. Special Meetings of Shareholders.

   So long as this corporation is a public company, except as may be authorized pursuant to Section 2.2 of Article II, special meetings of the shareholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

9.4. Quorum for Meetings of Shareholders.

   Except with respect to any greater requirement contained in these Articles of Incorporation or the applicable corporate law, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the applicable corporate law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders.

                                   ARTICLE X

   To the full extent that applicable corporate law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the personal liability of Directors, a Director of this corporation shall not be liable to this corporation or its shareholders for monetary damages for conduct as a Director. Any amendments to or repeal of this Article X shall not adversely affect any right or protection of a Director of this corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

                                   ARTICLE XI

11.1. Indemnification.

   The corporation shall indemnify its directors to the full extent permitted by applicable corporate law now or hereafter in force. However, such indemnity shall not apply if the director did not (a) act in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the corporation, and (b) with respect to any criminal action or proceeding, have reasonable cause to believe the director's conduct was unlawful. The corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate Board resolution or contract.

11.2. Authorization.

   The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made. The Board of Directors shall have further power to authorize the corporation to indemnify its officers, employees or agents (whether serving the corporation directly or serving at its request) to the full extent permitted by applicable corporate law now or hereafter in force.

11.3. Insurance.

   The corporation shall have the power, exercised by authority of the Board of Directors, to purchase and maintain insurance on behalf of any person to whom indemnity is provided under or through this Article XI to the full extent permitted by applicable corporate law now or hereafter in force.

11.4. Effect of Amendment.

   No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                                                                      Appendix B

                                  DESIGNATIONS
                           OF CLASS A PREFERRED STOCK
                                       OF
                                   [CORPNAME]

   2.2.1. Class A Convertible Preferred Stock. The rights, preferences, privileges and limitations granted to and imposed on the Class A Preferred Stock of this corporation (the "Class A Stock"), are as set forth below in this
Section 2.2.1.

   2.2.1.1. Dividends. Dividends shall be declared and set aside, out of funds or assets of this corporation legally available therefor, for any shares of Class A Stock only upon resolution of the Board of Directors; provided, however:

     (a) no dividend may be declared or paid on shares of Common Stock if the net assets of this corporation after such event would be insufficient to make the liquidation payment described in paragraph 2.2.1.2(a) on shares of Class A Stock;

     (b) if the Board of Directors declares a dividend payable upon shares of Common Stock, the holders of shares of Class A Stock shall be entitled to dividends per share of Class A Stock as would be declared payable on the largest number of whole shares of Common Stock into which each share of Class A Stock held by each holder thereof could be converted, based upon the total number of shares that could be converted at any one time by such holder thereof, not upon each share of Class A Stock that could be converted (as of the record date for the determination of holders of shares of Common Stock entitled to receive such dividend) pursuant to the provisions of subsection 2.2.1.4 hereof;

     (c) if the Board of Directors declares a dividend payable upon securities of this corporation, other than Common Stock, payable in Common Stock or securities of this corporation convertible into or otherwise exchangeable for Common Stock, the holders of shares of Class A Stock shall be entitled to receive, upon conversion of the Class A Stock, in addition to the number of shares of Common Stock receivable thereon, the number of shares of such securities distributed in as nearly an equivalent manner to protect the rights of the holders of Class A Stock against dilution or impairment; and

     (d) if the Board of Directors declares a dividend payable in shares of this corporation's capital stock or assets, then those shares of capital stock or the assets calculated to be payable on shares of Class A Stock shall not be distributed, but shall instead be reserved for issuance and/or distribution upon conversion of Class A Stock. In the case of a dividend payable in shares of Common Stock, the dividend shall be considered the subject of an Extraordinary Common Stock Event (as defined in paragraph 2.2.1.4(d)), thus affecting the number of shares of Common Stock to be received upon the conversion of the Class A Stock.

   2.2.1.2. Liquidation, Dissolution or Winding Up.

     (a) Treatment at Liquidation, Dissolution or Winding Up.

       (i) In the event of any liquidation, dissolution or winding up of this corporation, whether voluntary or involuntary, holders of each share of Class A Stock shall be entitled to be paid before any sums shall be paid or any assets distributed among the holders of shares of:
    (A) Preferred Stock subordinate to (1) the Class A Stock and (2) all other shares of Preferred Stock that shall participate pari passu with the Class A Stock upon liquidation, or (B) Common Stock; out of the assets of this corporation available for distribution to holders of this corporation's stock of all classes, whether such assets are capital, surplus or earnings, the sum of $0.85 per share of Class A Stock (which amount shall be subject to equitable adjustment whenever there shall occur after the final closing of the offering of Class A Stock a stock split, combination, reclassification or other similar event involving the Class A Stock).

       (ii) If the assets of this corporation are insufficient to permit payment in full to the holders of shares of Class A Stock as provided in this subsection 2.2.1.2 and payment in full to the holders of all other shares of Preferred Stock that shall participate pari passu with the Class A Stock upon liquidation, then the entire assets of this corporation available for such distribution shall be distributed ratably among the holders of shares of Class A Stock and all other shares of Preferred Stock that shall participate pari passu with the Class A Stock upon liquidation according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

       (iii) After payment shall have been made in full to: (A) the holders of shares of Class A Stock and all other shares of Preferred Stock that shall participate pari passu with the Class A Stock upon liquidation, and (B) the holders of all other shares of Preferred Stock (1) subordinate to the Class A Stock and all other shares of Preferred Stock that shall participate pari passu with the Class A Stock upon liquidation (2) but prior to the Common Stock upon liquidation; or funds necessary for such payments shall have been set aside by this corporation in trust for the account of the holders of shares of all such Preferred Stock, so as to be available for such payments, all remaining assets available for distribution to stockholders shall be distributed ratably solely among the holders of shares of Common Stock to the exclusion of the holders of shares of such Preferred Stock.

     (b) Treatment of Consolidations, Mergers and Sales of Assets.

       (i) A consolidation or merger of this corporation into or with another corporation (as a result of which the holders of more than 50% of the shares of Common Stock receive cash, stock or other property in exchange for their shares of such stock) or a sale of all or substantially all of the assets of this corporation shall not be regarded as a liquidation, dissolution or winding up of the affairs of this corporation.

       (ii) As part of any consolidation, merger or sale of assets referred to in subparagraph 2.2.1.2(b)(i), provision shall be made so that the holders of shares of Class A Stock shall thereafter be entitled to receive upon conversion of the Class A Stock, the number of shares of stock or other securities or property to which such holder would have been entitled if such holder had converted its shares of Class A Stock immediately prior to such consolidation, merger or sale of assets.

     (c) Distributions Other Than Cash. Whenever the distribution provided for in this subsection 2.2.1.2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors.

   2.2.1.3. Voting Power.

     (a) General Rule. Except as required by law and as provided by paragraphs 2.2.1.3(b and c), (i) each holder of shares of Class A Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Class A Stock could be converted under subsection 2.2.1.4 hereof, based upon the total number of shares that could be converted at any one time by such holder thereof, not upon each share of Class A Stock that could be converted, at the record date for the determination of stockholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, and (ii) the holders of all shares, Preferred and Common, shall vote together as one class on all matter requiring a vote of stockholders according to the number of votes assigned to them by the Certificate of Incorporation and the DGCL.

     (b) Special Voting Powers. With regard to any vote in respect of the following matters, the authorized Class A Stock shall be entitled, in the aggregate, with relative voting powers among the holders of Class A Stock apportioned according to their respective holdings, to cast votes equal to 51% of the votes necessary to authorize or take action in respect of such matter at a meeting at which all shares entitled to vote thereon were present and voted, with the voting rights of all other classes of stock (whether preferred or common and whether currently existing or to be created) being entitled, in the aggregate, to cast votes equal to 49% of the votes necessary to authorize or take action in respect of such matter at a meeting at which all shares entitled to vote thereon were present and voted:

       (i) Directors. Any election of directors or proposal to remove a director; or

       (ii) Amendment of Articles of Incorporation or Bylaws. Any amendment or repeal of the Articles of Incorporation or Bylaws, including any such action which prohibits the Board of Directors from reconsidering any amendment or repeal of the Bylaws.

   2.2.1.4. Conversion Rights. The holders of shares of Class A Stock shall have the following rights with respect to the conversion of shares of Class A Stock into shares of Common Stock:

     (a) General.

       (i) Voluntary Conversion. Any share of Class A Stock may, at the option of the holder, be converted at any time into such number of fully paid and nonassessable shares of Common Stock as are equal to the product obtained by multiplying the Applicable Class A Conversion Rate (determined under paragraph 2.2.1.4(b)) by the number of shares of Class A Stock being converted.

       (ii) Mandatory Conversion. (A) Upon the closing of a Public Distribution (as defined below), all outstanding shares of Class A Stock shall be converted automatically into the number of shares of Common Stock into which such shares of Class A Stock are convertible pursuant to subparagraph 2.2.1.4(a)(i) hereof, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to this corporation or its transfer agent for Common Stock. For these purposes, a "Public Distribution" means a firmly underwritten public offering by this corporation of shares of Common Stock, registered under the Securities Act of 1933, in which the aggregate offering proceeds paid for such shares by the public is at least $10 million (before payment of underwriters' discounts and commissions). (B) All outstanding shares of Class A Stock shall also be converted automatically into the number of shares of Common Stock into which such shares of Class A Stock are convertible pursuant to subparagraph 2.2.1.4(a)(i) hereof, without any further action of the holders of such shares and whether or not the certificates representing such shares are surrendered to this corporation or its transfer agent for Common Stock, on the date that holders of a majority of the shares of Class A Stock then outstanding deliver to this corporation their written consent to have their Class A Stock converted into shares of Common Stock.

     (b) Applicable Class A Conversion Rate. The conversion rate in effect at any time (the "Applicable Class A Conversion Rate") shall be the quotient obtained by dividing $0.85 by the Applicable Class A Conversion Value, calculated as provided in paragraph 2.2.1.4(c) and subsection 2.2.1.6.

     (c) Applicable Class A Conversion Value. The "Applicable Class A Conversion Value" in effect from time to time, except as adjusted in accordance with paragraph 2.2.1.4(d) or subsection 2.2.1.6 hereof, shall be $0.85.

     (d) Adjustments to Applicable Class A Conversion Value Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as defined below) after the final closing of the offering of Class A Stock, the Applicable Class A Conversion Value shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Class A Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Applicable Class A Conversion Value. The Applicable Class A Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

   "Extraordinary Common Stock Event" shall mean (i) the issue of additional shares of Common Stock as a dividend or other distribution on outstanding stock of this corporation, (ii) a subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination of outstanding shares of Common Stock into a smaller number of shares of Common Stock.

     (e) Capital Reorganization or Reclassification. If the shares of Common Stock issuable upon the conversion of shares of Class A Stock shall be changed into the same or a different number of shares of any class or classes of stock whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this subsection 2.2.1.4), then and in each such event the holder of each share of Class A Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such share of Class A Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

     (f) Certificate as to Adjustments; Notice by Corporation. In each case of an adjustment or readjustment of the Applicable Class A Conversion Rate after the final closing of the offering of Class A Stock, this corporation, at its expense, will furnish each holder of shares of Class A Stock with a certificate, prepared by its President or Chief Financial Officer, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

     (g) Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of shares of Class A Stock shall surrender the certificate or certificates representing the shares being converted to this corporation at its principal office, and shall give written notice to this corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Class A Stock surrendered for conversion shall be accompanied by proper assignment thereof to this corporation or in blank. The date when such written notice is received by this corporation, together with the certificate or certificates representing the shares of Class A Stock being converted, shall be the "Class A Conversion Date". As promptly as practicable after the Class A Conversion Date, this corporation shall issue and shall deliver to the holder of shares of Class A Stock being converted, or to such other person as such holder may request in writing, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Class A Stock in accordance with the provisions of this subsection 2.2.1.4, such number of whole shares shall be based upon the total number of shares being converted by such holder, not upon each share of Class A Stock being converted, cash in the amount of all accrued and unpaid dividends on such shares of Class A Stock, whether or not earned or declared, up to and including the Class A Conversion Date, and cash, as provided in paragraph 2.2.1.4(h), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Class A Conversion Date, and at such time the rights of the holder as holder of the converted shares of Class A Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

     (h) Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Class A Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of shares of Class A Stock, this corporation shall pay to the holder of shares of Class A Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Class A Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Class A Stock being converted at any one time by any holder thereof, not upon each share of Class A Stock being converted.

     (i) Partial Conversion. In the event some but not all of the shares of Class A Stock represented by a certificate or certificates surrendered by a holder are converted, this corporation shall execute and deliver to the holder or to such other person as the holder may request in writing, at the expense of this corporation, a new certificate representing the number of shares of Class A Stock which were not converted.

     (j) Reservation of Common Stock. This corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Class A Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class A Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class A Stock, this corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

   2.2.1.5. Redemption. The Class A Stock shall not be redeemable by this corporation.

   2.2.1.6. Notice. The holders of Class A Stock will be entitled to receive a notice at least twenty days prior to the date specified therein indicating (a) the record date for the purpose of determining the holders of any class of securities entitled to receive any dividends or other distribution or (b) the date on which any reorganization of this corporation or reclassification of its capital stock is expected to become effective.

   2.2.1.7. Protective Provision. No class of stock, whether common or preferred, shall be created, and no amendment to or repeal of the Articles of Incorporation or Bylaws shall be passed, which dilutes or undermines the voting powers, designations, preferences, limitations, restrictions and relative rights of the Class A Stock, without, in any such case, the consent of the holders of a majority of the outstanding shares of Class A Stock.

   2.2.1.8. Integration with Articles of Incorporation. This Designation of Class A Preferred Stock has been adopted pursuant to and is an integral part of this corporation's Articles of Incorporation. Capitalized terms not defined herein shall have the meaning given them elsewhere in the Articles of Incorporation of this corporation.

PROXY      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              ANYOX RESOURCES INC.
                 SPECIAL MEETING OF STOCKHOLDERS - JUNE 5, 2000

The undersigned stockholder of ANYOX RESOURCES INC., a Nevada corporation, (the "Company") hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated April 20, 2000, and hereby appoints Santu Rohatgi, or Edward Bertha or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Anyox Resources Inc. to be held on June 5, 2000, at adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matter set forth below:

Proposal No. 1 - Adoption of Amended & Restated Articles of Incorporation

   [_] For    [_] Against   [_] Abstain

Proposal No. 2 - Ratification of Christopher, Smith, Leonard, Bristow, Stanell & Wells, P.A. as the Company's auditors for the fiscal year ending June 30, 2000

   [_] For    [_] Against   [_] Abstain

                                                                SEE REVERSE SIDE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

NOTE: This Proxy should be marked, dated signed by the stockholder(s) exactly as his or her name appears hereon, and returned in the enclosed envelope.

THIS PROXY WILL BE VOTED AS DIRECTED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENTS(S) THEREOF WITH RESPECT TO THE ELECTION OF DIRECTORS, IF NO CONTRARY OBJECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE


                            DATED: ______________________________________, 2000.

                            ___________________________________________________
                            Print name(s) exactly as shown on Stock Certificate

                            ___________________________________________________
                            (Signature)
                            ___________________________________________________
                            (Signature)


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. THIS PROXY WILL BE VOTED FOR THE PROPOSALS IF NO SPECIFICATION IS MADE.